SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 14, 2006

DENDRITE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16379	22-2786386
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1405 U.S. Highway 206, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 443-2000

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On December 14, 2006, Dendrite International, Inc. (the “Company”) entered into an  amendment to the Credit Agreement dated as of July 25, 2005 among the Company, the Lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.  The amendment serves to redefine “EBIT” for purposes of the Credit Agreement and in addition, redefines “Maturity Date” from “June 30, 2008” to “June 30, 2007”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1         December 2006 Amendment to Credit Agreement, dated December 14, 2006, among  Dendrite International, Inc., the Lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDRITE INTERNATIONAL, INC.

Dated: December 20, 2006	By:	/s/ CHRISTINE A. PELLIZZARI
	Name:	Christine A. Pellizzari
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibit Number	Exhibit Description

10.1

December 2006 Amendment to Credit Agreement, dated December 14th, 2006, among Dendrite International, Inc., the Lenders referred to therein, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.